Exhibit 906.CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the Fundrise Growth Tech Fund, LLC (the “Registrant”) does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the Registrant for the period ended September 30, 2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 29, 2022

By:	/s/ Benjamin S. Miller
Benjamin S. Miller
President and Principal Executive Officer

Date: November 29, 2022

By:	/s/ Alison A. Staloch
Alison A. Staloch
Treasurer and Principal Financial/Accounting Officer